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                  GUARANTY AND CONTINGENT PURCHASE AGREEMENT

                                      OF

                         JOSEPH T. RYERSON & SON, INC.


                          Dated as of August 15, 1990

                                      Re:

                   $50,400,400 8.03% Guaranteed ESOP Notes,
                          Series A, Due July 2, 1997

                   $34,464,151 8.51% Guaranteed ESOP Notes,
                          Series B, Due July 2, 2000

                                      and

                   $62,048,600 8.88% Guaranteed ESOP Notes,
                          Series C, Due July 2, 2004

                                      of

                          the Inland Steel Industries
                            Thrift Plan ESOP Trust


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                        TABLE OF CONTENTS

SECTION                      HEADING                         Page
PARTIES....................................................    1

RECITALS...................................................    1

1. GUARANTEED INDEBTEDNESS.................................    2

   1.1.  Guaranty..........................................    2
   1.2.  Seniority of Obligations..........................    3

2. LIABILITY ABSOLUTE AND UNCONDITIONAL....................    3

   2.1.  Unconditional Guaranty............................    3
   2.2.  Recovery of Guaranteed Indebtedness...............    4
   2.3.  Liability of Issuer...............................    4
   2.4.  Waiver............................................    4
   2.5.  Notice of Transfer................................    5

3. REPRESENTATIONS AND WARRANTIES..........................    5

4. OBLIGATION OF COMPANY TO PURCHASE NOTES.................    5

   4.1.  Put Event; Required Purchase......................    5
   4.2.  Continuing Obligation.............................    7

5. EXCHANGE OF NOTES.......................................    7

6. COMPANY COVENANTS.......................................    7

   6.1.  Corporate Existence, etc..........................    7
   6.2.  Insurance.........................................    8
   6.3.  Taxes, Claims for Labor and Materials,
          Compliance with Laws.............................    8
   6.4.  Maintenance, etc..................................    8
   6.5.  Nature of Business................................    8
   6.6.  Consolidated Tangible Net Worth...................    8
   6.7.  Limitation on Funded Debt.........................    8
   6.8.  Limitation on Liens...............................    9
   6.9.  Dividends, Stock Purchases........................   11
   6.10. Limitation on Sale and Leasebacks.................   12
   6.11. Mergers, Consolidations and Sales of Assets.......   12
   6.12. Repurchase of Notes...............................   14
   6.13. Transactions with Affiliates......................   14
   6.14. Termination of Pension Plans......................   14
   6.15  ERISA Covenants...................................   14
   6.16. Reports and Rights of Inspection..................   15
   6.17. Tax Exempt Status of Plan and Trust...............   17
   6.18. Contributions to the Issuer.......................   17
   6.19. Indemnity.........................................   17
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                                      -i-
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

SECTION                           HEADING                          PAGE
7. INTERPRETATION OF AGREEMENT; DEFINITIONS.......................  18

   7.1.  Definitions..............................................  18
   7.2.  Directly or Indirectly...................................  24
   7.3.  Accounting Principles....................................  24

8. MISCELLANEOUS..................................................  24

   8.1.  Governing Law............................................  24
   8.2.  Notices..................................................  24
   8.3.  Successors and Assigns...................................  25
   8.4.  Survival of Covenants and Representations; Survival
          of Indemnification......................................  25
   8.5.  Severability........................ ....................  25
   8.6.  (a)  Amendments and Modifications........................  25
         (b)  Solicitation of Noteholders.........................  26
   8.7.  Reproduction of Documents................................  26
   8.8.  Expenses, Stamp Tax Indemnity............................  26
   8.9.  Confidentiality..........................................  27
   8.10. Captions.................................................  27
   8.11. Counterparts.............................................  27

SIGNATURE PAGE....................................................  28
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ATTACHMENTS TO GUARANTY AND CONTINGENT PURCHASE AGREEMENT:

Schedule I

Exhibit A -- Funded Debt

                                      -ii-
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                         Joseph T. Ryerson & Son, Inc.
                         ----------------------------

                                Long-Term Debt
                           As of September 20, 1990
                           ------------------------



Note 1 - Long-term Debt
- -----------------------

The Company's long-term debt is comprised of the following:

Industrial Revenue Bonds:

  Houston Plant at 60% of prime rate up to 11%;
  due in quarterly installments through
  January 1, 1994                                               $ 2,060,000

  Tulsa plant at 85.56% of prime rate up to 11%;
  due in quarterly installments through
  June 30, 1993                                                   1,050,000

Loopco Leveling Line at 70% of prime rate with
8.4% minimum; due in monthly installments through
August 15, 1992, Marquette Bank                                     172,500

Tension Level Line at 75% of reference rate
(currently 9.2243%); due in monthly installments
through August 1, 1992                                              375,000

Mortgages at 9% and ll%; due in monthly installments
through October 1, 1993                                             718,101

Mortgage at 10.25%; Keelor, MN; due in monthly
installments through November 1, 1997                             2,269,640

Mortgage at 9%; Keelor, Iowa; due in monthly
installments through October 1, 1992                                338,441
                                                                 ----------
                                                                  6,983,682
Less amounts due within one year                                 (1,977,215)
                                                                 ----------
Long-term debt at September 20, 1990                            $ 5,007,467
                                                                 ==========
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